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                                PPM AMERICA FUNDS

                         SUPPLEMENT DATED JULY 5, 2000
          TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2000


MEDALLION SIGNATURE GUARANTEE REQUIRED

Effective July 5, 2000, a medallion signature guarantee will be required for all redemption requests where the proceeds are to be sent to someone other than the registered shareholder(s) or to the registered address, and for all share transfer requests.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.